Exhibit 99.1

PennyMac Mortgage Investment Trust Announces

Catherine A. Lynch Has Joined Its Board of Trustees

WESTLAKE VILLAGE, Calif., March 7, 2022 – PennyMac Mortgage Investment Trust (NYSE: PMT) announced today that Catherine A. Lynch, retired CEO and Chief Investment Officer of the National Railroad Retirement Investment Trust, has joined its Board of Trustees.

“We are delighted to welcome Catherine’s passion and wide range of expertise to PMT’s Board of Trustees,” said Chairman and CEO David A. Spector.  “Her years of experience building and evaluating different investment strategies will add invaluable perspective and on behalf of my fellow trustees, I welcome her arrival with great enthusiasm.”

Joining the National Railroad Retirement Investment Trust as its third employee in 2003, Ms. Lynch developed investment strategies, devised procedures for investment due diligence to compliance and operations, and recruited a top-flight staff. Named CEO in January 2008, she de-risked the portfolio and built up commitments to private real estate and absolute return strategies. Previously, Ms. Lynch built out the first investment office for the George Washington University endowment, and increased its investment performance meaningfully from 1999 to 2002. She also played an integral role in rebuilding the endowment investment and financial management program at the national office of the Episcopal Church in New York City. Currently, Ms. Lynch is an independent director for the BlackRock fixed income mutual funds, serving as the chair of the board’s Audit Committee. She also serves pro bono as the Chair of the Investment Advisory Committee for the $280 billion New York State Common Retirement Fund.

About PennyMac Mortgage Investment Trust

PennyMac Mortgage Investment Trust is a mortgage real estate investment trust (REIT) that invests primarily in residential mortgage loans and mortgage-related assets.  PMT is externally managed by PNMAC Capital Management, LLC, a wholly-owned subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI).  Additional information about PennyMac Mortgage Investment Trust is available at www.PennyMac-REIT.com

Media	Investors
Kristyn Clark	Kevin Chamberlain
kristyn.clark@pennymac.com	Isaac Garden
(805) 395-9943	investorrelations@pennymac.com
(818) 224-7028

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, PennyMac Mortgage Investment Trust’s (“Company”) financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, manmade or natural disasters, climate change and pandemics such as COVID-19; the impact to our CRT agreements of increased borrower requests for forbearance under the CARES Act; changes in interest rates; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or manmade disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgagerelated assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the degree and nature of the Company’s competition; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Affairs, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters; the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.